Guggenheim Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850
Supplement Dated May 31, 2017
to the currently effective Statutory Prospectus (the “Prospectus”), as may be supplemented from time to time, for Guggenheim Alpha Opportunity Fund (the “Fund”)
This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
At a meeting held on May 23-24, 2017, the Board of Trustees of Guggenheim Funds Trust (the "Board") approved a reduction in the advisory fee paid by the Fund effective May 31, 2017 from 1.25% to 0.90%. The Board also approved an equivalent reduction in the expense limitation for Class R6 shares of the Fund, effective as of the same date. Accordingly, the following changes to the Prospectus are effective May 31, 2017.
The Fund's Annual Fund Operating Expenses table in the section of the Prospectus entitled “Fees and Expenses of the Fund” is deleted in its entirety and replaced as follows:

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.90%
Distribution and Service (12b-1) Fees	None
Other Expenses[2]	0.98%
Short Sales Dividend and Interest Expenses	0.60%
Remaining Other Expenses	0.38%
Total Annual Fund Operating Expenses	1.88%

[1]	Restated to reflect current management fees.

[2]	Other expenses are based on estimated expenses for a full fiscal year.
The Fund's expense example in the section of the Prospectus entitled “Example” is deleted in its entirety and replaced as follows:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$191
3 Years	$591
5 Years	$1,016
10 Years	$2,201
Any other references to the Fund's advisory fee are updated accordingly and any references to the expense limitation for Class R6 shares are replaced with 1.51%.

Please Retain This Supplement for Future Reference
ROAO-1R6-SUP-0517x0118